UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

Puerto Rico Residents Tax-Free Fund, Inc.

(Name of Registrant as Specified In Its Charter)

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Puerto Rico Residents Tax-Free Fund, Inc.

209 Muñoz Rivera Avenue

Suite 1031

San Juan, Puerto Rico 00918

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 15, 2022

To the Shareholders of the Puerto Rico Residents Tax-Free Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (including any continuations, adjournments or postponements thereof, the “Meeting”) of the Puerto Rico Residents Tax-Free Fund, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Investors Tax-Free Fund, Inc. and hereinafter referred to as the “Fund”), is scheduled to be held virtually on December 15, 2022, at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time) for the following purposes:

1.	To elect two (2) directors of the Fund (PROPOSAL 1);

2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”) — To repeal any provision of, or amendment, to the By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to November 15, 2021 (PROPOSAL 2);

3.	Shareholder proposal submitted by Ocean Capital — To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section (PROPOSAL 3);

4.	Shareholder proposal submitted by Ocean Capital — To amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section (PROPOSAL 4); and

5.	To transact such other business as may properly come before the Meeting or any continuation, adjournment or postponement thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

The Fund and its management are sensitive to the health and travel concerns of the Fund’s shareholders and the evolving recommendations from public health officials regarding the ongoing novel coronavirus pandemic (“COVID-19”). As a result, the Fund has determined that it is in the best interests of the Fund’s shareholders to conduct the Meeting virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, November 2, 2022, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on December 13, 2022 to attend and vote at the Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Meeting.

Only holders of record of shares of the Fund’s common stock at the close of business on November 2, 2022 are entitled to receive this notice and vote at the Meeting the shares held of record in their name on such date.

On November 2, 2022, the Fund received a notice (the “Notice”) from Ocean Capital stating its intention to nominate two (2) director candidates and submit three (3) proposals at the Meeting.

Ocean Capital has filed certain proxy materials with the Securities and Exchange Commission and may mail you materials such as a proxy statement and BLUE proxy card. In the event you receive any materials from Ocean Capital or any of its affiliates, the Fund urges you to discard any BLUE proxy cards that you may receive. The Fund also encourages you NOT to sign or return any BLUE proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s director nominees or shareholder proposals. If you vote—or have already voted—using a BLUE proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of its affiliates or any other statements that it or they may otherwise make.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this 30th day of November, 2022.

By Order of the Board of Directors:

/s/ Luis A. Avilés
Luis A. Avilés
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your WHITE proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the WHITE proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the WHITE proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane Doe

Custodial of Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

Puerto Rico Residents Tax-Free Fund, Inc.

209 Muñoz Rivera Avenue

Suite 1031

San Juan, Puerto Rico 00918

WHITE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Messrs. William Rivera and Javier Rubio, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of common stock of the Puerto Rico Residents Tax-Free Fund, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Investors Tax-Free Fund, Inc. and hereinafter referred to as the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held virtually on December 15, 2022 at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time) or at any continuation, adjournment or postponement thereof (the “Meeting”), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion, upon any other business that may properly come before the Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

1.	To elect the following two (2) nominees as members of the Fund’s Board of Directors:

Name	Expiration of Term	Class
Enrique Vila del Corral	2025	II
Gabriel Pagán Pedrero	2025	II

2.	Shareholder proposal submitted by Ocean Capital LLC — To repeal any provision of, or amendment, to the By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to November 15, 2021.

3.	Shareholder proposal submitted by Ocean Capital LLC — To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section.

4.	Shareholder proposal submitted by Ocean Capital LLC — To amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section.

5.	To transact such other business as may properly come before the Meeting or any continuation, adjournment or postponement thereof.

1. To elect the nominees listed above as members of the Fund’s Board of Directors (Check one box).

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT the following nominee:

NOTE: To withhold authority to vote for any individual nominee, mark “For All Except” and write the name of the nominee on the line above.

2. Shareholder proposal submitted by Ocean Capital LLC—To repeal any provision of, or amendment to, the By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021.

☐ FOR

☐ AGAINST

☐ ABSTAIN

With respect to this proposal, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal, but broker non-votes will have no effect on the vote for this proposal.

3. Shareholder proposal submitted by Ocean Capital LLC—To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section.

☐ FOR

☐ AGAINST

☐ ABSTAIN

With respect to this proposal, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal, but broker non-votes will have no effect on the vote for this proposal.

4. Shareholder proposal submitted by Ocean Capital LLC—To amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section.

☐ FOR

☐ AGAINST

☐ ABSTAIN

With respect to this proposal, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal, but broker non-votes will have no effect on the vote for this proposal.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE NAMED NOMINEES TO BE ELECTED, AGAINST PROPOSALS #2 THROUGH #4, AND FOR ANY OTHER PROPOSAL SPECIFIED HEREIN.

Each of said attorneys-in-fact and proxies of the undersigned as shall be present and act at the Meeting, or if only one is present and acts individually, shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on December 15, 2022, and the accompanying Proxy Statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Meeting.

WITNESS the signature of the undersigned this __ day of _______, ______.

_____________________________

(Name of Shareholder)

_____________________________

(Signature)

_____________________________

(Title, if applicable)

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Puerto Rico Residents Tax-Free Fund, Inc.

209 Muñoz Rivera Avenue

Suite 1031

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 15, 2022, AT 11:00 a.m. Atlantic Standard Time

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Puerto Rico Residents Tax-Free Fund, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Investors Tax-Free Fund, Inc. and hereinafter referred to as the “Fund”), for use at the Annual Meeting of Shareholders scheduled to be held virtually on December 15, 2022 at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time), or at any continuation, adjournment or postponement thereof (the “Meeting”).

The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended August 31, 2022, has been mailed to all holders (the “Shareholders”) of shares of the Fund’s common stock (the “Shares”). Any Shareholder that would like to receive additional copies of the Fund’s Annual Report or copies of any subsequent shareholder report (including the most recent Semi-Annual Report succeeding the Annual Report, if any) free of charge should contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling toll-free 1-800-221-9825. This Proxy Statement is first being mailed to the Shareholders on or about November 30, 2022.

If the accompanying WHITE proxy is executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the WHITE proxy will be voted (i) FOR ALL of the nominees named in the proxy to be elected as members of the Board of Directors, (ii) AGAINST the shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”) to repeal any provision of, or amendment to, the By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to November 15, 2021, (iii) AGAINST the shareholder proposal submitted by Ocean Capital to amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section, and (iv) AGAINST the shareholder proposal submitted by Ocean Capital to amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section.

The presence at the Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding Shares will constitute a quorum. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the presiding officer of the Meeting may decide to adjourn the Meeting without any action by the shareholders to permit further solicitation of proxies. Additionally, the presiding officer of the Meeting may decide to adjourn the Meeting without any action by the shareholders whenever the requisite quorum has not been obtained to permit further solicitation of proxies.

On November 2, 2022, the Fund received a notice (the “Notice”) from Ocean Capital stating its intention to nominate two (2) director candidates and submit three (3) proposals at the Meeting.

Ocean Capital has filed certain proxy materials with the Securities and Exchange Commission (the “SEC”) and may mail you materials such as a proxy statement and BLUE proxy card. In the event you receive any materials from Ocean Capital or any of its affiliates, the Fund urges you to discard any BLUE proxy cards that you may receive. The Fund also encourages you NOT to sign or return any BLUE proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s director nominees or shareholder proposals. If you vote—or have already voted—using a BLUE proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of its affiliates or any other statements that it or they may otherwise make.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q.	Why did you send me these proxy materials?

A.	This booklet contains a Notice of Annual Meeting of the Shareholders of the Fund, a Proxy Statement that describes the matters to be considered at the Meeting and provides related information and a WHITE Proxy. You are receiving these proxy materials because you own Shares, directly or through a broker-dealer, bank, or other intermediary. For more information on the participants in the Board of Directors’ solicitation, please see “Participants in the Solicitation” beginning on page 25 of this Proxy Statement.

Q. What happened at the Fund’s 2021 Annual Meeting of Shareholders?

A.	The 2021 Annual Meeting of Shareholders (including adjournments thereof, the “2021 Annual Meeting”) was originally convened on December 21, 2021 and was subsequently adjourned to January 13, 2022, February 17, 2022, and March 17, 2022 to solicit proxies from the Fund’s shareholders to achieve a quorum at the Annual Meeting. The Annual Meeting was re-convened on March 17, 2022.

As announced at the 2021 Annual Meeting, there is a dispute over whether Ocean Capital properly submitted proxies and votes at the 2021 Annual Meeting. Therefore, whether quorum was present at the 2021 Annual Meeting remains subject to legal challenge. Furthermore, as announced at the 2021 Annual Meeting, the legal validity of the vote at the 2021 Annual Meeting remains subject to legal challenge. As of the date hereof, litigation is pending in federal court regarding the solicitation of shareholders at the Fund, among other funds, by Ocean Capital. For more information on this litigation, see “Background of Solicitation.”

Q.	Who is entitled to vote at the Meeting?

A.	Each Shareholder is entitled to one vote for each full Share held and a corresponding fraction of a vote for each fractional Share held by the Shareholder at the close of business on November 2, 2022.

Q. Who is asking for my vote?

A.	The Board of Directors of the Fund is asking you to vote at the Meeting.

●	To elect Enrique Vila del Corral and Gabriel Pagán Pedrero as Directors of the Fund;
●	To vote AGAINST the shareholder proposal submitted by Ocean Capital to repeal any provision of, or amendment to, the By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to November 15, 2021;
●	To vote AGAINST the shareholder proposal submitted by Ocean Capital to amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section; and
●	To vote AGAINST the shareholder proposal submitted by Ocean Capital to amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section.

Q. What am I being asked to consider in connection with the Meeting?

A.	You are being asked to consider and vote:

●	To elect two (2) directors of the Fund (PROPOSAL 1);
●	Shareholder proposal submitted by Ocean Capital—To repeal any provision of, or amendment to, the By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to November 15, 2021 (PROPOSAL 2);
●	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section (PROPOSAL 3);
●	Shareholder proposal submitted by Ocean Capital— To amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section (PROPOSAL 4); and

●	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Q. How does the Board of Directors recommend that the Fund’s shareholders vote on the proposals?

A.	After careful consideration, the Board of Directors, including all the Independent Directors (as defined below), recommends that the Shareholders vote:

●	“FOR ALL” on the proposal to elect Enrique Vila del Corral and Gabriel Pagán Pedrero as Directors of the Fund;
●	“AGAINST” the shareholder proposal submitted by Ocean Capital to repeal any provision of, or amendment to, the By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to November 15, 2021;
●	“AGAINST” the shareholder proposal submitted by Ocean Capital to amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section; and
●	“AGAINST” the shareholder proposal submitted by Ocean Capital to amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section.

Q. Who is Ocean Capital and how are they involved in the Meeting?

A.

On November 2, 2022, the Fund received a notice (the “Notice”) from Ocean Capital stating its intention to nominate two (2) director candidates and submit three (3) proposals at the Meeting: (i) a proposal to repeal any provision of, or amendment to, the By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to November 15, 2021, (ii) a proposal to amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section, (iii) and a proposal to amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section. The Fund, together with certain other funds, has filed a complaint against Ocean Capital and certain other defendants in the U.S. District Court for the District of Puerto Rico alleging that the defendants’ conduct in connection with their proxy solicitations with respect to such funds violated Sections 13(d), 14(a), and 20(a) of the Exchange Act. As announced at the 2021 Annual Meeting, the legal validity of the vote at the 2021 Annual Meeting remains subject to legal challenge. See “Background of the Solicitation” below. In the event that Ocean Capital’s solicitation of proxies in connection with the Meeting remain noncompliant with law, including the foregoing provisions of the Exchange Act, the legal validity of any proxies submitted by Ocean Capital at the Meeting would be subject to legal challenge.

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Q.	What should I do if I receive any proxy materials or proxy cards from Ocean Capital?

A.

Ocean Capital has filed certain proxy materials with the SEC and may mail you materials such as a proxy statement and BLUE proxy card. In the event you receive any materials from Ocean Capital or any of its affiliates, the Fund urges you to discard any BLUE proxy cards that you may receive. The Fund also encourages you NOT to sign or return any BLUE proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s director nominees or shareholder proposals. If you vote—or have already voted—using a BLUE proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of its affiliates or any other statements that it or they may otherwise make.

Q.	What is the required shareholder vote for approval of each of the proposals?

A.

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the Meeting. In other words, if more than two (2) persons are lawfully nominated for election at the Meeting, only the two (2) nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two (2) nominees of the Board of Directors, then each such nominee will be elected by a plurality of votes cast at the Meeting.

The shareholder proposal submitted by Ocean Capital to repeal any provision of, or amendment to, the By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to November 15, 2021 requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting.

The shareholder proposal submitted by Ocean Capital to amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting.

The shareholder proposal submitted by Ocean Capital to amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting.

Q. How do I vote if I am a shareholder of record?

A.	You have three options to vote your Shares in the Fund:

•	By Internet:

1.	Find the 16-digit control number on the accompanying WHITE proxy card sent to you in the mail. If you cannot find your WHITE proxy card, please contact your financial advisor or custodian for assistance.

2.	Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions.

3.	If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below. At the Meeting:

•	By Mail:

1.	Sign and date the accompanying WHITE proxy card sent to you in the mail.

2.	Mail back with the enclosed business reply envelope.

3.	Please note that there may be multiple mailings, so once you have voted the WHITE proxy card, you may discard any future mailings you receive.

•	At the Virtual Meeting:

1.	Register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on December 13, 2022.

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Q.	How do I vote if I am a beneficial shareholder with my Shares held in street name?

A.	If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your Shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your Shares by ballot at the Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q.	What is a proxy?

A.	A proxy is your legal designation of another person to vote the Shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Messrs. William Rivera and Javier Rubio have been designated as the Fund’s proxy holders by the Fund’s Board of Directors for the Meeting. When proxies are properly dated, executed and returned, the Shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the shareholder.

Q.	Can I change my vote or revoke my proxy?

A.	Yes. If you are a shareholder of record, you can change your vote or revoke your proxy by attending the Meeting and voting your Shares virtually or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the Meeting. If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q.	What should I do if I receive more than one proxy card or set of proxy materials from the Fund?

A.	Your Shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own in accordance with the recommendations of the Fund’s Board of Directors, you must use each WHITE proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

Q.	How will my Shares be voted if I return the accompanying WHITE proxy card?

A.	The Shares represented by the accompanying form of WHITE proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Fund prior to or at the Meeting. Where a choice has been specified on the WHITE proxy card accompanying this Proxy Statement with respect to the proposal, the Shares represented by such WHITE proxy card will be voted in accordance with the specifications therein.

The Directors do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

If you return the accompanying WHITE proxy card that has been validly executed without indicating how your Shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted FOR ALL of the Director Nominees to be elected, against each of Ocean Capital’s shareholder proposals (Proposals 2 through 4), and for any other proposals specified in the accompanying WHITE proxy card.

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Q.	Will my Shares be voted if I do nothing?

A.	Pursuant to New York Stock Exchange rules applicable to brokers, if a broker provides you with competing proxy materials (in addition to the Fund’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal (including Proposal 2, Proposal 3, and Proposal 4) on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the Meeting, we urge you to vote TODAY by following the instructions on the accompanying WHITE proxy card to vote by Internet or telephone, or by signing, dating and returning the WHITE proxy card, whether or not you plan to attend the Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the accompanying WHITE proxy card, to vote your shares in line with the Board of Directors’ recommendations on the WHITE proxy card.

Q.	What is a quorum?

A.	A quorum is the minimum number of shares required to be present at the Meeting to properly hold an annual meeting of shareholders and conduct business under the By-Laws and Puerto Rican law. Without a quorum, no business may be transacted at the Meeting. The presence at the Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding Shares will constitute a quorum. Abstentions and withhold votes are counted as shares present and entitled to vote for purposes of determining a quorum. Broker non-votes, if any, will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees.

Q.	How will the Meeting be conducted?

A.	Due to the difficulties arising from the novel coronavirus pandemic (“COVID-19”), the Meeting will be conducted virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, November 2, 2022, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on December 13, 2022 to attend and vote at the Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Meeting.

Q.	If I can’t attend the Meeting, can I vote later?

A.	You do not need to attend the virtual Meeting to vote if you submitted your vote via proxy in advance of the Meeting. Whether or not shareholders plan to attend the Meeting, we urge shareholders to vote and submit their WHITE proxy in advance of the Meeting by one of the methods described in the proxy materials. Any votes submitted after the closing of the polls at the Meeting will not be counted.

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Q.	Who can help answer any other questions I may have?

A.	If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact the Fund’s proxy solicitor, Okapi Partners, at (877) 566-1922 or at info@okapipartners.com.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

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BACKGROUND OF THE SOLICITATION

On November 12, 2021, the Fund filed a definitive proxy statement with respect to the 2021 Annual Meeting.

On November 15, 2021, the Fund received a notice from Ocean Capital stating its intention to nominate two (2) candidates and submit a proposal at the 2021 Annual Meeting.

The 2021 Annual Meeting of Shareholders was originally convened on December 21, 2021 and was subsequently adjourned, in turn, to January 13, 2022, February 17, 2022, and March 17, 2022 to solicit proxies from the Fund’s shareholders to achieve a quorum at the Annual Meeting. The Annual Meeting was re-convened on March 17, 2022. As announced at the 2021 Annual Meeting, there is a dispute over whether Ocean Capital properly submitted proxies and votes at the 2021 Annual Meeting. Therefore, whether quorum was present at the 2021 Annual Meeting remains subject to legal challenge. Furthermore, as announced at the 2021 Annual Meeting, the legal validity of the vote at the 2021 Annual Meeting remains subject to legal challenge.

On February 28, 2022, the Fund and seven other funds (the “Plaintiff Funds”) filed a complaint (the “Federal Action”) against Ocean Capital and certain other defendants in the U.S. District Court for the District of Puerto Rico (the “District Court”). The Federal Action alleges that the defendants’ conduct in connection with their proxy solicitations with respect to such funds violated Sections 13(d), 14(a), and 20(a) of the Securities Exchange Act of 1934. Ocean Capital and the other defendants have filed a motion to dismiss the action. That motion is now fully submitted and has been orally argued, and the parties are awaiting a ruling from the District Court. Discovery has not yet commenced.

On June 10, 2022, Ocean Capital filed a complaint (the “State Action”) against the Fund in the Court of First Instance, San Juan Part, of the Commonwealth of Puerto Rico seeking a declaration that Ocean Capital’s nominees had been validly elected at the 2021 Annual Meeting and therefore must be seated to the Board immediately. On June 23, 2022, the Fund filed a Notice of Removal to remove the State Action to District Court. On July 5, 2022, the Fund filed a motion to show cause in response to Ocean Capital’s complaint. On July 12, 2022, Ocean Capital filed a cross-motion for statutory injunction seeking an order directing the Fund to seat Ocean Capital’s nominees as directors immediately. On July 15, 2022, the Plaintiff Funds moved to consolidate the State Action with the Federal Action on the basis that they presented common questions of fact and law. On July 19, 2022, Ocean Capital filed a response encouraging the consolidation of the proceedings. On August 3, 2022, the District Court ordered the Plaintiff Funds to show cause why the District Court had subject matter jurisdiction over the State Action. On August 15, 2022, the Plaintiff Funds filed a response that explained that resolution of the State Action depends on a substantial question of federal law. On August 16, 2022, Ocean Capital filed a response that alleged that there was no federal subject matter jurisdiction over the State Action that would support its removal to the District Court. As of the date of this Proxy Statement, the District Court has not yet issued an order on the consolidation of the actions or on federal jurisdiction over the State Action or ordered argument or decided on Ocean Capital’s motion for an injunction to seat Ocean Capital’s nominees to the Board.

On September 29, 2022, counsel to Ocean Capital informed the Fund’s counsel that Ocean Capital intends to make nominations and submit business proposals at the Meeting. As of the time of filing the attached Proxy Statement, Ocean Capital has not delivered to the Fund the required formal notice to nominate directors or propose business at the Meeting.

On October 25, 2022, the Fund filed a preliminary proxy statement with respect to the Meeting.

On November 2, 2022, the Fund received a notice from Ocean Capital stating its intention to nominate two (2) director candidates and submit three (3) proposals at the Meeting.

On November 4, 2022, Ocean Capital filed a preliminary proxy statement with respect to the Meeting.

On November 15, 2022, the Fund received a supplemental notice from Ocean Capital relating to the Meeting.

On November 15, 2022, the Fund filed a revised preliminary proxy statement with respect to the Meeting.

On November 22, 2022, Ocean Capital filed a definitive proxy statement with respect to the Meeting.

On November 30, 2022, the Fund filed this definitive proxy statement with respect to the Meeting.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on November 2, 2022 has been fixed as the record date (the “Record Date”) for the determination of the Shareholders entitled to notice of and to vote at the Meeting and all continuations, adjournments and postponements thereof.

Each Shareholder is entitled to one vote for each full Share held and a corresponding fraction of a vote for each fractional Share held by the Shareholder on the Record Date. On the Record Date, there were 7,918,814 Shares outstanding.

Please see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 26 of this Proxy Statement for a list of each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s Shares.

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PROPOSAL 1: TO ELECT TWO (2) DIRECTORS OF THE FUND’S BOARD OF DIRECTORS

At the Meeting, the following persons are to be nominated for election as members of the Fund’s Board of Directors (the “Director Nominees”), each to hold office until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed. The Board of Directors is divided into three classes, namely Class I, Class II, and Class III. Each year, the term of office of one class expires, and the re-election for such Class will be for a term of three years. Unless authority is withheld, it is the intention of the persons named in the WHITE proxy card accompanying this Proxy Statement to vote such proxy “FOR ALL” of the Director Nominees appearing below to be elected. Each Director Nominee has indicated that they will serve if elected, but if any Director Nominee should be unable to serve, the proxy will be voted for any other person determined by the attorneys-in-fact named in the proxy in accordance with their judgment.

Messrs. Enrique Vila del Corral and Gabriel Pagán Pedrero served as a member of the Board of Directors during the fiscal year ended August 31, 2022. Currently, none of the Directors are an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act are referred to herein as “Independent Directors”.

Shareholders who wish to recommend a nominee should send nominations to the Fund Secretary at the address, within the timeframe and with the materials described in “Shareholder Proposals”.

The Board of Directors intends to nominate the following persons to be elected as Directors:

Name	Expiration of Term	Class
Enrique Vila del Corral	2025	II
Gabriel Pagán Pedrero	2025	II

Certain biographical and other information related to the Director Nominees is set forth below, including their ages, their principal occupations for the last five (5) years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held. For additional biographical information concerning the Director Nominees, see “Board Diversification and Director Qualifications”.

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Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Enrique Vila del Corral (77)	Chairman of the Board	Class II; Current term expires 2022 Director since inception	Private investor since July 2001. Managing partner of various special partnerships involved in real estate development. Former Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.	10 funds	None
Gabriel Pagán Pedrero (69)	Director	Class II; Current term expires 2022 Director since inception	Vice President of Insular Construction and Supply Company Inc. since 1984. Former President of West Indian Products Corporation until 2013, and former Vice President of Commercial Adolfo S. Pagán, Inc.	7 funds	None

*       The address of each Director Nominee is 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918.

**     Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed.

***   The “UBS Family of Funds” consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. The “Co-Advised Family of Funds” consists of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I. The “Popular Family of Funds” consists of Popular High Grade Fixed-Income Fund, Inc.; Popular Income Plus Fund, Inc.; and Popular Total Return Fund, Inc. The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico (“UBS Trust PR”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC (“Popular Asset Management”). The Popular Family of Funds is managed by Popular Asset Management LLC. For Mr. Vila del Corral, the Affiliated Funds consist of the Co-Advised Family of Funds and the Popular Family of Funds. For Mr. Pagán Pedrero, the Affiliated Funds consist of the Co-Advised Family of Funds.

Certain biographical and other information relating to the Directors whose terms of office did not expire in 2022, as well as the Fund’s officers, is set forth below, including their ages, their principal occupations for at least the last five (5) years, the length of time served as a member of the Board of Directors or officer of the Fund, the total number of Affiliated Funds overseen, and public directorships held. For additional biographical information concerning the Directors whose terms of office did not expire in 2022, see “Board Diversification and Director Qualifications”.

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Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Directors
Carlos J. Nido (58)	Director	Class I; Term expires 2021 † Director since 2009	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks; General Manager of Editorial Primera Hora from 1997 until 1999; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.	24 funds consisting of 30 portfolios	None
Luis M. Pellot (74)	Director	Class I ; Term expires 2021 † Director since 2011	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002. Member of PR Bar Association; PR Manufacturers Association; PR Chamber of Commerce; PR General Contractors Association; PR Hotel & Tourism Association and Hispanic National Bar Association. President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	24 funds consisting of 30 portfolios	None
Clotilde Pérez (70)	Director	Class III; Term expires 2023 Director since 2013	Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico 1997-1999; Executive Director at Grupo Guayacán, Inc. 1996-1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990-1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987-1992. Member of the Board of Directors of Campofresco Corp. 2012-present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum 1997-2013.	24 funds consisting of 30 portfolios	None

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Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Jorge I. Vallejo (68)	Director	Class III; Term expires 2023 Director since 2010	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	10 funds	None
Officers
Leslie Highley, Jr. (75)	Co-President	Co-President since 2021	Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	Not applicable	None
Javier Rubio (62)	Co-President	Co-President since 2021	Manager of Banco Popular’s Fiduciary Services Division since 2007, shares responsibility for the day to day management of the Fund’s investment portfolio. Mr. Rubio spend four years with Central Hispano International Inc., an international banking entity in Puerto Rico, where he was Executive Vice President. Prior to that, Mr. Rubio spent four years with the Investment Division of Banco Popular, where he was Second Vice President and Investment Portfolio Manager.	Not applicable	None
José González Pagán (44)	Co-Treasurer	Treasurer since 2014	Vice President of Banco Popular de Puerto Rico, has been in charge of Banco Popular’s Mutual Funds’ Administration since 2014 and Popular Fiduciary Services Operations since 2019. Prior to joining Banco Popular, Mr. González was President, Treasurer, and Fund Administration & Operations Manager for the First Puerto Rico Family of Funds in Santander Asset Management from 2009-2014 and Vice President, Operations Manager and Trust Officer of Banco Santander from 2004-2008.	Not applicable	None
William Rivera (64)	Co-Treasurer	Treasurer since 2022

Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Inc. since 1987. UBS Asset Managers, UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.

				Not applicable	None
Luis A. Avilés (58)	Secretary	Secretary since 2019	Practicing attorney in Puerto Rico since 1993 and Fund counsel between 2000 and 2021. Mr. Avilés has been a Full Professor at the School of Law of the University of Puerto Rico since 2008. Mr. Avilés has served as President of the Board of Governors of the Puerto Rico Power Authority and as Vice Chairman of the Board of Directors at the Government Development Bank of Puerto Rico.	Not applicable	None

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Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Lucas Foss (45)	Chief Compliance Officer	Chief Compliance Officer since 2021	Mr. Foss has been Chief Compliance Officer for the Puerto Rico Residents Tax-Free Funds since 2021. Mr. Foss has been Vice President, Fund Chief Compliance Officer for SS&C Technologies since 2017.	Not applicable	None

*      The address of the Directors and Officers is 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918, except for Mr. Highley, whose address is UBS Trust Company, 250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico, 00918.

**     Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

***  For Messrs. Nido and Pellot and Ms. Perez, the Affiliated Funds consist of the UBS Family of Funds and the Co-Advised Family of Funds (as defined above). For Mr. Vallejo, the Affiliated Funds consist of the Co-Advised Family of Funds and the Popular Family of Funds (as defined above).

†       Messrs. Nido and Pellot’s terms of office expired in 2021, and accordingly each will serve until the 2021 Annual Meeting and until such director successors have been elected and qualified. Messrs. Nido and Pellot have been nominated for election at the 2021 Annual Meeting to serve as directors until the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”) and until such directors’ successors have been elected and qualified. As announced at the 2021 Annual Meeting, there is a dispute over whether Ocean Capital properly submitted proxies and votes at the 2021 Annual Meeting. Therefore, whether quorum was present at the 2021 Annual Meeting remains subject to legal challenge. Furthermore, as announced at the 2021 Annual Meeting, the legal validity of the vote at the 2021 Annual Meeting remains subject to legal challenge. As of the date hereof, litigation is pending in federal court regarding the solicitation of shareholders at the Fund, among other funds, by Ocean Capital. See “What happened at the Fund’s 2021 Annual Meeting of Shareholders?” beginning on page 2 of this Proxy Statement for more information. In the event that Messrs. Nido and Pellot are elected at the 2021 Annual Meeting, they will serve until the 2024 Annual Meeting and until such directors’ successors have been elected and qualified. In the event that other director nominees are elected as their successors at the 2021 Annual Meeting, Messrs. Nido and Pellot will cease to be directors at the conclusion of the 2021 Annual Meeting and certification of the shareholder vote.

As of the Record Date, the Directors and Officers of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding Shares. The Fund’s By-Laws define beneficial ownership to comprise all Shares that a person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, as well as all Shares that such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).

The Board

The Independent Directors have designated Mr. Vila del Corral as Chairman of the Board of Directors. In that capacity, Mr. Vila del Corral presides at each meeting of the Board and, when appropriate, represents the views of the Board to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

During the fiscal year ended August 31, 2022, the Fund’s Board of Directors met four (4) times. During that period, all of the Independent Directors then in office attended at least seventy-five percent (75%) of the meetings of the Board of Directors. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings held during the fiscal year ended August 31, 2022 amounted to $46,858. The Fund does not have a policy regarding director attendance at the Annual Meeting of Shareholders, and one (1) of the Directors—Enrique Vila del Corral—attended the 2021 Annual Meeting of Shareholders.

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Audit Committee

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is responsible for overseeing the Fund’s accounting, financial reporting, and auditing policies and practices and for recommending to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with acceptable accounting standards applicable to the mutual fund industry. The Board of Directors has adopted an Audit Committee Charter and Qualified Legal Compliance Committee Charter, which was included with the Fund’s proxy statement for the 2021 Annual Meeting. The Audit Committee is composed solely by Independent Directors, consisting of Messrs. Vila del Corral and Pagán, and Mme. Pérez. The Audit Committee is advised by independent legal counsel in connection with its duties. Since 2013, Mr. Vila del Corral has served as chairperson and financial expert of the Audit Committee.

The Audit Committee met one (1) time during the fiscal year ended August 31, 2022. Each of the Independent Directors who were members of the Audit Committee during the fiscal year ended August 31, 2022, attended one hundred percent (100%) of the Audit Committee meetings during such fiscal year. The aggregate remuneration by the Fund to the Independent Directors then serving in such capacity for attendance at such meetings during the fiscal year ended August 31, 2022, amounted to $3,000.

Audit Fees – The aggregate fees billed for professional services rendered by Ernst & Young, LLP (“E&Y”) for the audit of the Fund’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal period ended August 31, 2021 were $57,650 and for the fiscal year ended August 31, 2022 were $57,650.

Audit Related Fees – The aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit of the Fund's financial statements and are not disclosed above for the fiscal period ended August 31, 2021, were $0 and for the fiscal year ended August 31, 2022, were $0.

Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal period ended August 31, 2021 were $9,840 and for the fiscal year ended August 31, 2022 were $9,438.

All Other Fees – The aggregate fees billed for products and services provided by E&Y other than the services disclosed above for the fiscal period ended August 31, 2021, were $0 and for the fiscal year ended August 31, 2022, were $0.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act.

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal period ended August 31, 2021, and the fiscal year ended August 31, 2022, were pre-approved by the Audit Committee. For the fiscal period ended August 31, 2021, and the fiscal year ended August 31, 2022, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

The aggregate non-audit fees billed by E&Y for services rendered to the Fund, its co-investment advisers and co-adviser affiliates that provide ongoing services to the Fund for the fiscal period ended August 31, 2021, were $0 and for the fiscal year ended August 31, 2022, were $0.

16

The Audit Committee of the Fund’s Board of Directors considered the provision of non-audit services that were rendered to the Fund’s co-investment advisers, and any entity controlling, controlled by or under common control with the Fund’s co-investment advisers that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2022, with management of the Fund and with E&Y. The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from E&Y, independent auditors for the Fund. The Audit Committee has discussed with E&Y its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. E&Y meets the independence requirements under AICPA standards but is not independent from the Fund considering the independence rules of the Securities and Exchange Commission (the “SEC”). Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and E&Y, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year be included in the Fund’s Annual Report to Shareholders. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions were held throughout the year with E&Y and Fund management to discuss any concerns the Independent Directors may have had regarding the Fund. The Audit Committee is notified by Fund management or E&Y if any material concerns arise during the course of the audit and preparation of the audited financial statements and before they are mailed to shareholders as part of the Fund’s Annual Report to Shareholders. The Audit Committee has not received any such notifications for the fiscal year ended August 31, 2022, as of the date of this Proxy Statement.

Enrique Vila del Corral, Chairperson of the Audit Committee

Clotilde Pérez, Member of the Audit Committee

Gabriel Pagán, Member of the Audit Committee

Dividend Committee

The Dividend Committee is responsible for the determination of the amount, the form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has two members, Messrs. Vila del Corral and Nido, who are Independent Directors. The Dividend Committee met zero (0) times during the fiscal year ended August 31, 2022.

Compensation Committee

The Fund does not have a standing compensation committee.

Nominating and Corporate Governance Committee

The Fund has a Nominating and Corporate Governance Committee composed of two Independent Directors, Messrs. Pagán and Pellot. The principal responsibilities of the Nominating and Corporate Governance Committee are to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the full Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating and Corporate Governance Committee evaluates nominees from whatever source using the same standard. The Fund has adopted a written Charter for the Nominating and Corporate Governance Committee, which was included with the Fund’s proxy statement for the 2021 Annual Meeting. The Nominating and Corporate Governance Committee was formed on May 19, 2021. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended August 31, 2022.

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In identifying and evaluating a potential nominee to serve as an Independent Director of a Fund, the Nominating and Corporate Governance Committee will consider, among other factors, (i) the contribution that the person can make to the Board of Directors, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is “independent” as that term is defined in Section 2(a)(19) of the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment advisers or managers of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience, and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes, and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Enrique Vila del Corral. Mr. Vila del Corral has been a private investor since July 2001. Mr. Vila del Corral has been managing partner of various special partnerships involved in real estate development. He is the former Managing Partner, from 1997-2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.

Gabriel Pagán Pedrero. Mr. Pagán has been Vice President of Insular Construction and Supply Company Inc. since 1984. He was President of West Indian Products Corporation until 2013 and is the former Vice President of Commercial Adolfo S. Pagán, Inc.

Luis M. Pellot. Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002.

Jorge I. Vallejo. Mr. Vallejo has been Managing Partner of Vallejo & Vallejo since 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.

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Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

Clotilde Pérez. Ms. Perez has been a corporate development consultant since 2022; Vice President Corporate Development Officer of V. Suárez & Co., Inc. from 1999 to 2022; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. since 2012; Partner of Inforgerencia, Inc. since 1985; former Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc., and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; and Associate Professor of Finance, University of Puerto Rico, Rio Piedras Campus from 1987-1992.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s co-investment advisers and the administrator. The Board of Directors is responsible for overseeing the Fund’s service providers and thus has oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the co-investment advisers or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others the Fund’s co-investment advisers, the Fund’s administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the co-investment advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement(s), the Board meets with the co-investment advisers to review the services provided. Among other things, the Board regularly considers the co-investment advisers’ adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the co-investment advisers, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

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Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses for attendance at each meeting of the Fund’s Board of Directors, and $500 plus expenses for attendance at each meeting of a committee thereof. The Independent Directors do not receive retirement or other benefits as part of their compensation.

The following table sets forth certain information related to the compensation of the Fund’s directors from the Fund:

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Enrique Vila del Corral	$9,143	None	None	$110,250
Carlos Nido	$8,143	None	None	$137,758
Clotilde Pérez	$9,143	None	None	$155,258
Luis M. Pellot	$7,143	None	None	$189,036
Gabriel Pagán	$9,143	None	None	$80,750
Jorge I. Vallejo	$7,143	None	None	$103,700
(1) Amount for the fiscal year ended August 31, 2022.
(2) Amount for the calendar year ended December 31, 2021 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. For Mr. Vila del Corral and Vallejo, the Affiliated Funds consist of the Co-Advised Family of Funds and the Popular Family of Funds (as defined above). For Messrs. Nido and Pellot and Ms. Perez, the Affiliated Funds consist of the UBS Family of Funds and the Co-Advised Family of Funds (as defined above). For Mr. Pagán Pedrero, the Affiliated Funds consist of the Co-Advised Family of Funds.

None of the Directors, Director Nominees, or executive officers are involved in a pending legal proceeding relating to the Fund.

Director Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director as of August 31, 2022:

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Independent Directors
Enrique Vila del Corral	$0	$0
Carlos Nido	$0	$10,001-$50,000
Clotilde Pérez	$0	$0
Luis M. Pellot	$0	$0
Gabriel Pagán	$0	$0
Jorge I. Vallejo	$0	$0
(1) For Mr. Vila del Corral, Pagán, and Vallejo, the Affiliated Funds consist of the Co-Advised Family (as defined above). For Messrs. Nido and Pellot and Ms. Perez, the Affiliated Funds consist of the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).

Please also see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 26 of this Proxy Statement for the number of Shares beneficially owned by the Directors and named executive officers of the Fund.

As of November 2, 2022, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the Investment Advisers, principal or indirectly controlling, controlled by, or under common control with such entities.

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Required Vote

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the Meeting. In other words, if more than two (2) persons are lawfully nominated for election at the Meeting, only the two (2) nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two (2) nominees of the Board of Directors, then each such nominee will be elected by a plurality of votes cast at the Meeting. As a result, in each case, any Shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention (in each case, as defined below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR ALL” ON THE PROXY CARD FOR THE PROPOSAL TO ELECT THE ABOVE REFERENCED DIRECTOR NOMINEES AS DIRECTORS OF THE FUND.

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PROPOSAL 2: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Overview

On November 2, 2022, the Fund received a notice from Ocean Capital stating its intention to submit the following proposal at the Meeting. The following proposal is included in this Proxy Statement exactly as submitted to the Fund by Ocean Capital. The Fund is not responsible for the contents of the following proposal.

Board Recommendation

The Board believes that the following proposal is not in the best interests of the Fund and the Shareholders. In the event that the Board were to adopt an amendment to the By-Laws after the date of this Proxy Statement that it determines would be in the best interests of the Fund and its Shareholders, the approval of this proposal would have the effect of repealing such amendment, irrespective of its content or benefit to shareholders. In any event, as of the date of this Proxy Statement, the Board has not adopted any amendments to the Fund’s By-Laws subsequent to November 15, 2021. The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal. Unless the proxy is marked FOR or ABSTAIN, it is the intention of the persons named in the proxy accompanying this Proxy Statement to vote the WHITE proxy card AGAINST this Proposal 2.

Proposal 2: To repeal any provision of, or amendment, to the By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to November 15, 2021

[Ocean Capital LLC] intends to submit, for a stockholder vote at the Annual Meeting, the following Proposal:

RESOLVED, that any provision of, or amendment to, the Amended and Restated By-Laws of Puerto Rico Residents Tax-Free Fund, Inc. adopted by the Board without the approval of the Fund’s stockholders subsequent to November 15, 2021 be and are hereby repealed.

 Required Vote

The repeal of any provision of, or amendment, to the By-Laws requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO REPEAL ANY PROVISION OF, OR AMENDMENT TO, THE BY-LAWS OF THE FUND ADOPTED BY THE BOARD WITHOUT THE APPROVAL OF THE FUND’S SHAREHOLDERS SUBSEQUENT TO NOVEMBER 15, 2021.

PROPOSAL 3: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Overview

On November 2, 2022, the Fund received a notice from Ocean Capital stating its intention to submit the following proposal at the Meeting. The following proposal is included in this Proxy Statement exactly as submitted to the Fund by Ocean Capital. The Fund is not responsible for the contents of the following proposal.

Board Recommendation

The Board believes that this proposal is not in the best interests of the Fund and the shareholders because it would permit a small minority of shareholders to take actions that may not be in the best interests of the other shareholders. The Fund’s current bylaws permit business to be transacted at a shareholder meeting only if at least one-half of the outstanding shares entitled to vote are present in person or represented by proxy at such meeting. This majority threshold means that the views of at least a majority of the shareholders must be represented at a meeting. This ensures that director nominees and proposals must receive substantial support from all shareholders in order to be elected or approved.

By contrast, if this proposal is adopted, a small minority of shareholders could elect directors and approve proposals. The Board believes that this would permit a tiny minority of shareholders to take actions that may not be in the interests of all shareholders. For instance, under the one-third threshold in this proposal, a proposal that requires a majority of shares present and entitled to vote to be adopted could be adopted with the support of only 16.7% of outstanding shares.

The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal. Unless the proxy is marked FOR or ABSTAIN, it is the intention of the persons named in the proxy accompanying this Proxy Statement to vote the WHITE proxy card AGAINST this Proposal 3.

Proposal 3: To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section

[Ocean Capital LLC] intends to submit, for a stockholder vote at the 2022 Annual Meeting, the following Proposal:

RESOLVED, Article II, Section 8 of the bylaws of Puerto Rico Residents Tax-Free Fund, Inc. be and is hereby amended as follows:

At any meeting of stockholders more than one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

A copy of the amended Article II, Section 8 of the By-Laws marked against the current Article II, Section 8 of the By-Laws to show changes pursuant to this Proposal 3 is attached as Appendix B to this Proxy Statement.

If this Proposal 3 and Proposal 4 are both approved at the Meeting, their proposed changes to Article II, Section 8 of the By-Laws will be combined. A copy of the amended and restated Article II, Section 8 of the By-Laws marked to show the aggregate changes of this Proposal 3 and Proposal 4 against the current Article II, Section 8 of the By-Laws is attached as Appendix D to this Proxy Statement.

 Required Vote

The amendment of the By-Laws requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO AMEND ARTICLE II, SECTION 8 OF THE BYLAWS OF THE FUND TO LOWER THE QUORUM THRESHOLD FOR SHAREHOLDER MEETINGS FROM ONE-HALF TO ONE-THIRD OF ALL OUTSTANDING SHARES ENTITLED TO VOTE AND TO ADD A SUPERMAJORITY VOTING STANDARD FOR ALL FUTURE AMENDMENTS OF THAT SECTION.

PROPOSAL 4: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Overview

On November 2, 2022, the Fund received a notice from Ocean Capital stating its intention to submit the following proposal at the Meeting. The following proposal is included in this Proxy Statement exactly as submitted to the Fund by Ocean Capital. The Fund is not responsible for the contents of the following proposal.

Board Recommendation

The Board believes that this proposal is not in the best interests of the Fund and the shareholders because it would permit a small minority of shareholders to adjourn meetings in ways that may not be in the best interests of the other shareholders. This proposal would prohibit the chairman from adjourning a shareholder meeting, even if the meeting does not have a quorum for the transaction of business under the Fund’s organizational documents. As a result, the shareholders present at the meeting—no matter how few, even if less than a quorum—would have the sole right to decide whether, and when, to adjourn the meeting. The Board believes that exclusively permitting shareholders, even a tiny minority of shareholders, to determine when to adjourn meetings could permit a small number of shareholders to adjourn meetings in ways that are not in the best interests of all shareholders.

The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal. Unless the proxy is marked FOR or ABSTAIN, it is the intention of the persons named in the proxy accompanying this Proxy Statement to vote the WHITE proxy card AGAINST this Proposal 3.

Proposal 3: To amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section

[Ocean Capital LLC] intends to submit, for a stockholder vote at the 2022 Annual Meeting, the following Proposal:

RESOLVED, Article II, Section 8 of the bylaws of Puerto Rico Residents Tax-Free Fund, Inc. be and is hereby amended to add the following language:

Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

A copy of the amended Article II, Section 8 of the By-Laws marked against the current Article II, Section 8 of the By-Laws to show changes pursuant to this Proposal 4 is attached as Appendix C to this Proxy Statement.

If this Proposal 4 and Proposal 3 are both approved at the Meeting, their proposed changes to Article II, Section 8 of the By-Laws will be combined. A copy of the amended and restated Article II, Section 8 of the By-Laws marked to show the aggregate changes of this Proposal 4 and Proposal 3 against the current Article II, Section 8 of the By-Laws is attached as Appendix D to this Proxy Statement.

 Required Vote

The repeal of any provision of, or amendment, to the By-Laws requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE ADJOURNMENT PROPOSAL SUBMITTED BY OCEAN CAPITAL TO AMEND ARTICLE II, SECTION 8 OF THE BY-LAWS OF THE FUND TO PROVIDE THAT THE POWER TO ADJOURN SHAREHOLDER MEETINGS BELONGS EXCLUSIVELY TO THE SHAREHOLDERS AND TO ADD A SUPERMAJORITY VOTING STANDARD FOR ALL FUTURE AMENDMENTS OF THAT SECTION.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, each of the Directors, Director Nominees and certain of the Officers and other employees of the Fund are “participants” in this proxy solicitation on behalf of the Board of Directors. For more information about the Directors, Director Nominees and Officers, please see “Proposal 1: To Elect Two (2) Directors of the Fund’s Board of Directors” beginning on page 11 of this Proxy Statement. Additional information relating to our Directors, Director Nominees and certain of the Officers and employees of the Fund who are considered “participants” in this solicitation under the rules of the SEC by reason of their position as Directors and Director Nominees of the Fund or because they may be soliciting proxies on the Board’s behalf is attached to this Proxy Statement as Appendix A. Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Shares as of November 2, 2022 for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s Shares;

●	each of the Fund’s named executive officers;

●	each of the Fund’s directors; and

●	all of the Fund’s current executive officers and directors as a group.

The Fund has determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to the Fund’s Shares. Unless otherwise indicated below, to the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 7,918,814 shares of the Fund’s Shares outstanding as of the close of business on November 2, 2022. In computing the number of Shares beneficially owned by a person and the percentage ownership of such person, the Fund deemed to be outstanding all Shares subject to options held by the person that are currently exercisable or exercisable within 60 days of November 2, 2022 and issuable upon the vesting of RSUs held by the person within 60 days of November 2, 2022. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person.

The information provided in the table is based on the Fund’s records, information filed with the SEC and information provided to the Fund, except where otherwise noted.

Name of Beneficial Owner:	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
Ocean Capital LLC(1)	1,025,052	12.9%
Officers and Directors:(2)
Leslie Highley, Jr.	23,979	*
Javier Rubio	0	*
José González Pagán	0	*
Lucas Foss	0	*
Luis A. Avilés	0	*
Enrique Vila del Corral	0	*
Luis M. Pellot	0	*
Carlos Nido	0	*
Gabriel Pagan	0	*
Jorge I. Vallejo	0	*
Clotilde Pérez	0	*
All Officers and Directors as a Group (11 persons)	23,979	*

* Represents beneficial ownership of less than one percent (1%).

(1)

According to a Schedule 13D/A filed with the SEC on November 4, 2022, Ocean Capital LLC has shared voting and dispositive power with respect to the 1,008,052 Shares held by it; and William Heath Hawk has shared voting and dispositive power with respect to 17,000 Shares held in a joint account of Mr. Hawk and his spouse and the 1,008,052 Shares held by Ocean Capital by virtue of his capacity as managing member of Ocean Capital LLC. The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.

(2)

The address of the Directors and Officers is 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918, except for Mr. Highley, whose address is UBS Trust Company, 250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico, 00918.

TRANSACTIONS WITH RELATED PERSONS

The Fund’s By-Laws require the Fund to indemnify the Directors and Officers to the fullest extent permitted by the Puerto Rico General Corporations Act, the Investment Companies Act of Puerto Rico and Section 17(h) of the 1940 Act. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Other than as described above, since September 1, 2021, the Fund has not entered into any transactions, nor are there any currently proposed transactions, between the Fund and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

ADDITIONAL INFORMATION

Withhold Votes, Broker Non-Votes and Abstentions

Proxies (i) that are returned to the Fund but are accompanied by instructions to withhold authority to vote (a “withhold vote”) or (ii) that are marked with an abstention (“abstentions”), if applicable, will be considered to be present at the Meeting for purposes of determining a quorum. To the extent a broker provides you with competing proxy materials from Ocean Capital (in addition to the Fund’s proxy materials), proxies on which a broker has declined to vote (a “broker non-vote”), that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power, will not be considered to be present at the Meeting for purposes of determining a quorum. Withhold votes and abstentions will not be counted as votes cast. Broker non-votes, if any, will not be counted as votes cast and will have no effect on the outcome of the proposals.

Unless instructions to the contrary are marked thereon, the accompanying WHITE proxy card will be voted FOR ALL of the Director Nominees to be elected and AGAINST Ocean Capital’s shareholder proposals.

The election of Directors (PROPOSAL 1) requires that the nominee be elected by a plurality of votes cast at the Meeting. In other words, if more than two (2) persons are lawfully nominated for election at the meeting, only the two (2) nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two (2) nominees of the Board of Directors, then each such nominee will be elected by a plurality of votes cast at the Meeting. As a result, any Shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

The repeal of any provision of, or amendment to, the Amended and Restated By-Laws (PROPOSALS 2, 3 and 4) requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST these proposals. Any broker non-votes will have no effect on the outcome of these proposals.

Investment Adviser, Administrator, and Principal Underwriter

Popular Asset Management serves as the Fund’s co-investment adviser. Popular Asset Management is located at 209 Munoz Rivera Avenue, Popular Center North Building, 4th Floor, San Juan, Puerto Rico 00918.

UBS Asset Managers, a division of UBS Trust PR, serves as the Fund’s co-investment adviser. UBS Asset Managers is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

ALPS Fund Services, Inc. serves as the Fund’s administrator. ALPS Fund Services, Inc. is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Popular Securities, LLC and UBS Financial Services Puerto Rico serve as the Fund’s principal underwriters. Popular Securities is located at 209 Muñoz Rivera Avenue, Suite 1200, San Juan, Puerto Rico 00918. UBS Financial Services Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

Other Matters to Come Before the Meeting

The Directors do not intend to present any other business at the Meeting nor are they aware that any Shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at next year’s annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2023 annual meeting of shareholders, the Fund’s Secretary must receive the written proposal at the Fund’s principal executive offices not later than August 2, 2023. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

As provided for in the Fund’s By-Laws, at any annual or special meeting of Shareholders, proposals by Shareholders other than pursuant to Rule 14a-8 under the Exchange Act and persons nominated for election as Directors by Shareholders shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any Shareholder or the name of any person to be nominated by the Shareholder for election as a Director of the Fund at any meeting of Shareholders, shall be delivered to the Fund’s Secretary at its principal executive office at 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918. not less than thirty (30) days nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. To be timely for the Meeting, notice of any proposal to be presented by any Shareholder or the name of any person to be nominated by the Shareholder for election as a Director of the Fund at the Meeting shall be delivered to the Fund’s Secretary at its principal executive office no later than November 15, 2022. Any Shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such Shareholder favors the proposal and setting forth such Shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such Shareholder, and any material interest of such Shareholder in the proposal (other than as a Shareholder). Any Shareholder desiring to nominate any person for election as a Director shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such Shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such Shareholder. The person presiding at the Meeting, in addition to making any other determinations that may be appropriate to the conduct of the Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

Costs of Solicitation

In addition to the solicitation of proxies by mail, directors, officers, and representatives of the Fund as well as officers and other employees of ALPS Fund Services, Inc., in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has retained Okapi Partners LLC (“Okapi Partners”) to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The total cost of proxy solicitation services by Okapi Partners, including legal and printing fees, is estimated at up to $275,000, plus out-of-pocket expenses. Okapi Partners expects that approximately 24 of its employees will assist in the solicitation. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Shares. The Fund’s aggregate expenses, including those of Okapi Partners, the Fund’s outside legal counsel and other outside advisors, related to the Fund’s solicitation of proxies in excess of expenses normally spent for an annual meeting of shareholders in which there is not a proxy contest and the salaries and wages of the officers and representatives of the Fund related to the Fund’s solicitation of proxies, are expected to be up to approximately $500,000, of which approximately $200,000 has been incurred as of the date of this Proxy Statement.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s principal executive office at 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918 or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at:

Puerto Rico Residents Tax-Free Fund, Inc.

209 Muñoz Rivera Avenue

Suite 1031

San Juan, Puerto Rico 00918

Telephone: (787) 764-1788

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Appraisal Rights

Shareholders do not have appraisal rights under Puerto Rico law in connection with this proxy solicitation.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the Meeting, we ask that you please complete, sign and date the WHITE proxy card delivered to you and return it promptly. Returning your WHITE proxy card will not prevent you from voting at the Meeting, but will ensure that your vote is counted if you are unable to attend.

In San Juan, Puerto Rico, this 30th day of November, 2022.

By Order of the Board of Directors:

/s/ Luis A. Avilés
Luis A. Avilés
Secretary

 APPENDIX A: ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board of Directors, the Board of Directors’ nominees, and certain Officers of the Fund are “participants” with respect to Board of Directors’ solicitation of proxies in connection with the Meeting (the “Participants”). The following sets forth certain information about the Participants.

Directors and Nominees

For more information on the names, present principal occupations and business addresses of the Fund’s Directors and Director Nominees who are Participants, please see “Proposal 1: To Elect Two (2) Directors of the Fund’s Board of Directors” beginning on page 11 of this Proxy Statement.

Officers

The only executive officers of the Fund who are Participants are Leslie Highley, Jr. and Javier Rubio. For information on the present principal occupations and business addresses of Leslie Highley, Jr. and Javier Rubio, please see “Proposal 1: To Elect Two (2) Directors of the Fund’s Board of Directors” beginning on page 11 of this Proxy Statement.

Information Regarding Ownership of the Fund’s Securities by Participants

For information on the number of the Fund’s securities beneficially owned by each Participant, please see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 26 of this Proxy Statement.

Except as described in this Proxy Statement, no Participant owns any securities of the Fund of record but not beneficially.

Information Regarding Transactions in the Fund’s Securities by Participants

None of the Participants purchased or sold any Shares during the period from November 30, 2020 through November 30, 2022.

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant:

1.	no Participant or associate of any Participant beneficially owns, directly or indirectly, any Shares or other securities of the Fund or any parent or subsidiary of the Company;

2.	no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting other than an interest, if any, as a shareholder of the Fund or, with respect to a director nominee, as a nominee for director;

3.	no Participant has purchased or sold any securities of the Fund within the past two years; and

4.	no Participant or any of their respective associates has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of its affiliates will or may be a party.

In addition, neither the Fund nor any of the Participants is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Fund’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Fund nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Fund or any of its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party, or (ii) a direct or indirect material interest in any transaction or series of similar transactions since September 1, 2021 or any currently proposed transactions, or series of similar transactions, in which the Fund or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Except as described in this Proxy Statement, other than a Director or executive officer acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting.

APPENDIX B: ARTICLE II, SECTION 8 OF THE BY-LAWS MARKED TO SHOW CHANGES OF PROPOSAL 3

8. Quorum

At any meeting of stockholders more than ~~one-half~~one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be ~~presented~~present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

APPENDIX C: ARTICLE II, SECTION 8 OF THE BY-LAWS MARKED TO SHOW CHANGES OF PROPOSAL 4

8. Quorum

At any meeting of stockholders more than one-half of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be presented or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

EXHIBIT D: ARTICLE II, SECTION 8 OF THE BY-LAWS MARKED TO SHOW AGGREGATE CHANGES OF PROPOSAL 3 AND PROPOSAL 4

8. Quorum

At any meeting of stockholders more than ~~one-half~~one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be ~~presented~~present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.